LEECO DEVLOPMENT, LLC.
(A Development Stage Company)

FINANCIAL STATEMENTS

June 30, 2008 and December 31, 2007

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
                    PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
LeeCo Development, LLC
(A Development Stage Company)

We have audited the accompanying balance sheet of LeeCo Development, LLC (A Development Stage Company) as of June 30, 2008 and December 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the six months ended June 30, 2008 and June 30, 2007, for the year ended December 31, 2007, from inception in November 2006 through December 31, 2006, and from inception in November 2006 through June 30, 2008. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LeeCo Development, LLC (A Development Stage Company) as of June 30, 2008 and December 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the six months ended June 30, 2008 and June 30, 2007, for the year ended December 31, 2007, from inception in November 2006 through December 31, 2006, and from inception in November 2006 through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has accumulated deficit of $28,412 as of June 30, 2008, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
September 24, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

LEECO DEVELOPMENT, LLC.
(A Development Stage Company)
Balance Sheets

ASSETS

	June 30,	December 31,
	2008	2007

CURRENT ASSETS

Cash and cash equivalents	$675	$-

Total Current Assets	675	-

FIXED ASSETS

Mineral properties	-	-

Total Fixed Assets	-	-

TOTAL ASSETS	$675	$-

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable and accrued expenses	$16,087	$24,193
Advances from related parties	10,000	-

Total Current Liabilities	26,087	24,193

MEMBERS' EQUITY (DEFICIT)

Members equity	3,000	-
Deficit accumulated during the development stage	(28,412)	(24,193)

Total Members' Equity (Deficit)	(25,412)	(24,193)

TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT)	$675	$-

The accompanying notes are an integral part of these financial statements.

LEECO DEVELOPMENT, LLC.
(A Development Stage Company)
Statements of Operations

				From	From
	For the Six	For the Six		Inception in	Inception in
	Months	Months	For the Year	November,	November,
	Ended	Ended	Ended	2006 Through	2006 Through
	June 30,	June 30,	December 31,	December 31,	June 30,
	2008	2007	2007	2006	2008

REVENUES	$-	$-	$-	$-	$-

OPERATING EXPENSES

Lease expense	1,000	-	-	-	1,000
General and administrative expenses	3,219	7,625	22,865	1,328	27,412

Total Operating Expenses	4,219	7,625	22,865	1,328	28,412

LOSS FROM OPERATIONS	(4,219)	(7,625)	(22,865)	(1,328)	(28,412)

OTHER EXPENSES

Interest expense	-	-	-	-	-

LOSS BEFORE INCOME TAXES	(4,219)	(7,625)	(22,865)	(1,328)	(28,412)

Income tax expense	-	-	-	-	-

NET LOSS	$(4,219)	$(7,625)	$(22,865)	$(1,328)	$(28,412)

The accompanying notes are an integral part of these financial statements.

LEECO DEVELOPMENT, LLC.
(A Development Stage Company)
Statements of Members' Equity (Deficit)

			Total
	Members'	Accumulated	Members'
	Equity	Deficit	Equity

Balance inception	$-	$-	$-

Net loss from inception
through December 31, 2006	-	(1,328)	(1,328)

Balance, December 31, 2006	-	(1,328)	(1,328)

Net loss for the year
ended December 31, 2007	-	(22,865)	(22,865)

Balance, December 31, 2007	-	(24,193)	(24,193)

Contributed capital	3,000	-	3,000

Net loss for the six months ended
June 30, 2008	-	(4,219)	(4,219)

Balance, June 30, 2008	$3,000	$(28,412)	$(25,412)

The accompanying notes are an integral part of these financial statements.

LEECO DEVELOPMENT, LLC.
(A Development Stage Company)
Statements of Cash Flows

				From	From
				Inception in	Inception in
	For the Six	For the Six		November,	November,
	Months	Months	For the Year	2006	2006
	Ended	Ended	Ended	Through	Through
	June 30,	June 30,	December 31,	December 31,	June 30,
	2008	2007	2007	2006	2008

OPERATING ACTIVITIES

Net loss	$(4,219)	$(7,625)	$(22,865)	$(1,328)	$(28,412)
Adjustments to Reconcile Net Loss to Net
Cash Used by Operating Activities:
Depreciation expense	-	-	-	-	-
Changes in operating assets and liabilities:
Changes in accounts payable and
accrued expenses	(8,106)	7,625	22,865	1,328	16,087

Net Cash Used by Operating Activities	(12,325)	-	-	-	(12,325)

INVESTING ACTIVITIES

Purchase of mineral properties	-	-	-	-	-

Net Cash Used by Investing Activities	-	-	-	-	-

FINANCING ACTIVITIES

Advances from related parties	10,000	-	-	-	10,000
Proceeds from members' equity contributions	3,000	-	-	-	3,000

Net Cash Provided by Financing Activities	13,000	-	-	-	13,000

NET DECREASE IN CASH	675	-	-	-	675

CASH AT BEGINNING OF PERIOD	-	-	-	-	-

CASH AT END OF PERIOD	$675	$-	$-	$-	$675

SUPPLIMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-	$-	$-
Income Taxes	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

LeeCo Development, LLC.
NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity and Industry – LeeCo Development, LLC (The Company) is a limited liability company formed in November 2006 under the laws of the State of Kentucky. Prior to formation, the Company operated as a sole proprietorship. The Company leases coal properties, applies for permits and then subleases coal mining activities to coal mining companies. Generally, the Company is constructing parcels large enough for coal mining activities by leasing small, adjacent parcels which individually would be too small for an economical coal mining operation. The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end. The Company has had no revenues since its inception and is classified as a development stage enterprise.

Fixed Assets – Fixed assets are carried at cost. Depreciation is computed using the straight-line method over estimated useful lives of the cost and related accumulated depreciation is removed from the accounts, and of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized and the cost recovered through depreciation methods.

Advertising – The Company expenses advertising costs in the period in which they are incurred.

Income Taxes – The Company has elected to be taxed as a partnership whereby components of income and expense are passed through and taxed at the owner level. Accordingly, the Company has no net operating loss carryovers as of June 30, 2008.

Equity-Based Compensation. – The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements – In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts and interpretation of FASB Statement No. 60”. SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

LeeCo Development, LLC.
NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

 In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a

LeeCo Development, LLC.
NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations. This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s consolidated financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities - including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities' first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

LeeCo Development, LLC.
NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT EVENTS

On June 19, 2008, the owners of the Company entered into an agreement, having an effective date as of June 19, 2008, to sell a fifty percent (50%) ownership interest in the Company to Consolidation Services, Inc., (CSI) which also provides for the assignment of all current and future oil/natural gas rights (which rights are typically provided for in the form of a lease from the property owner) obtained by the Company to CSI, subject to a 1% interest which shall be divided equally between the two original members of the Company (the “Initial Owners”).  CSI would then have the sole responsibility and authority to make all oil/natural gas decisions with respect to such current and future rights.

In consideration for entering into the Agreement, CSI shall pay a purchase price of $500,000 in total as follows: (i) $50,000 in cash, payable at closing; and (ii) $450,000 through the issuance of 225,000 shares of restricted common stock valued at $2.00 per share (the “CSI Shares”), based on the effective date of the Agreement.  The CSI Shares to be issued to the Initial Owners shall be sold in accordance with the lock up provisions in the LeeCo Agreement, which permits the Initial Owners to sell 4,327 shares per week (the “Weekly Quota”) for the period from January 1, 2009 through December 31, 2009 subject to there being an available exemption from registration or the shares being registered.  Any CSI Shares not sold on schedule will not be eligible for sale until after the lock up period expires.  CSI shall guarantee the $450,000 value of the CSI Shares, provided they are sold in accordance with the lock up provisions.  In the event the Initial Owners sell the CSI Shares at a price greater than $5.00 per share, the Initial Owners shall pay CSI any surplus, which shall be determined and payable in accordance with the deficit payment under the guarantee.  The Company and the Initial Owners agreed to deposit $100,000 in the aggregate as a capital contribution to the Company within four days of the effective date or four days from the last signature of the Agreement, whichever is later.  The Agreement also provides that the Company will distribute all working capital in excess of $100,000 to the Initial Owners and CSI on a pro rata ownership basis (i.e., 50% to CSI, 25% to David and 25% to Pat) once each quarter.

3. GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has an accumulated deficit of $28,412 as June 30, 2008.  The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses. The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.